Exhibit 99.2

Third Quarter 2017 Earnings Conference Call

Forward Looking Statements Statements made during this call and presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of today, November 2, 2017. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 11-18 of our 2016 Form 10-K filed on February 24, 2017, and other subsequent filings by Matson with the SEC. Statements made during this call and presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

Opening Remarks Matson’s results were better-than-expected in 3Q 2017 Favorable contributors include: Stronger demand for Matson’s expedited China service Stronger southbound demand in Alaska Timing of fuel surcharge collections Higher lift volume at SSAT Unfavorable trends include: Lower construction-related cargo to Hawaii Competitive pressure in Guam Raising full year 2017 outlook: Expect 2017 EBITDA to now be modestly higher than the $290.0 million achieved in 2016 Recent announcements: Launched service to Okinawa in further support of U.S. military operations in the Pacific Ordered new cranes for Sand Island terminal modernization See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics $ 25.3 $ 34.1 $ 0.0 $ 10.0 $ 20.0 $ 30.0 $ 40.0 3Q 2016 3Q 2017 Net Income ($ in millions) $ 81.3 $ 96.2 $ 0.0 $ 20.0 $ 40.0 $ 60.0 $ 80.0 $ 100.0 $ 120.0 3Q 2016 3Q 2017 EBITDA ($ in millions) $ 0.59 $ 0.79 $ 0.00 $ 0.15 $ 0.30 $ 0.45 $ 0.60 $ 0.75 $ 0.90 3Q 2016 3Q 2017 EPS, Fully Diluted

Hawaii Service Third Quarter 2017 Performance Container volume decreased 6.4% YOY Despite generally favorable underlying economic conditions, container volume contracted primarily as a result of lower construction-related cargo Stable market share Full Year 2017 Outlook Expect modest economic growth, but container volume to be lower than 2016 level Expect higher than normal operating costs related to the once every five-years dry-docking of neighbor island barges Container Volume (FEU Basis) Note: Competitor service issues from 3Q 2015 through 2Q 2016 positively impacted container volume.

Hawaii Economic Indicators Source: UHERO: University of Hawaii Economic Research Organization; STATE FORECAST UPDATE, September 29, 2017, http://www.uhero.hawaii.edu GDP Growth Construction Jobs Growth Real Building Permits Growth “[T]his is shaping up to be a restrained residential building cycle compared with the late-1980s and mid-2000s bubbles, but one that is proving to be relatively long-lived: the peak level of activity will be lower, but the falloff on the other side will be less pronounced.” Meaningful changes in construction-related indicators from UHERO suggest continued softening of construction activity headed into 2018 despite growth in tourism, low unemployment and continued GDP growth.

Honolulu Harbor Terminal Recent Announcements State of Hawaii confirmed previously agreed upon KCT plan Matson will have a larger operation at Sand Island of ~130 contiguous acres Pasha operates at capacity at Piers 1, 2 and 51A today No available capacity for which TOTE could operate on an interim basis Pasha has indicated that Piers 1 and 2 won’t be modernized until KCT completed KCT completion expected in 2022/23 Inconsistent timing with TOTE’s ships scheduled to be delivered in 2020/21 Matson believes that adding incremental vessel capacity to a market already well-tonnaged is not economic Honolulu Harbor Map

China Expedited Service (CLX) Third Quarter 2017 Performance Container volume increased 11.7% YOY Increased demand for Matson’s expedited service Additional sailing in August due to vessel return to service from dry-docking Full Year 2017 Outlook Expect continued strong demand for Matson’s highly differentiated expedited service Now expect moderately higher average rate improvement YOY Container Volume (FEU Basis) Note: U.S. West Coast port labor disruption positively impacted volume in 1Q, 2Q and 3Q of FY 2015.

Guam Service Third Quarter 2017 Performance Container volume declined 22.6% YOY Continued competitive pressure from APL Overall container market flat Full Year 2017 Outlook Expect heightened competitive environment and lower volume Matson’s significant service advantage expected to remain at 5 days from Oakland and 8 days from LA/Long Beach Container Volume (FEU Basis) Note: APL improved service frequency to weekly in December 2016.

Alaska Service Third Quarter 2017 Performance Container volume increased 8.2% YOY Better-than-expected seafood season positively impacted southbound volume Additional northbound sailing Full Year 2017 Outlook Now expect volume to approximate level last year Primarily due to stronger than expected southbound volume in 3Q, offset by weaker northbound volume Container Volume (FEU Basis) Note: Acquired Horizon’s Alaska service in 2Q 2015.

SSAT Joint Venture Third Quarter 2017 Performance Terminal joint venture contribution was $7.5 million, $3.9 million higher than last year Increased lift volume Full Year 2017 Outlook Expect FY2017 terminal joint venture contribution to be higher than 2016 Expect to continue to benefit from the launch of new global shipping alliances On October 2nd, Matson replaced APMT with SSAT as its Tacoma terminal operator (serving the Alaska service) Equity in Income of Joint Venture ($ in millions) Note: U.S. West Coast port labor disruption positively impacted lift volumes in FY 2015.

Matson Logistics Third Quarter 2017 Performance Despite challenging economic backdrop, Logistics performing well $7.2 million of operating income 3Q 2016 results include Span Alaska for approximately 2 months Full Year 2017 Outlook Continue to expect full year 2017 operating income to be approximately $20 million Reflects full year of Span Alaska Operating Income ($ in millions) Note: Acquired Span Alaska in 3Q 2016.

3Q17 Financial Results – Summary Income Statement See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics Quarter Ending September 30, ($ in millions) 2017 2016 D Revenue Ocean Transportation $ 419.2 $ 398.0 5.3% Logistics 124.7 102.4 21.8% Total Revenue $ 543.9 $ 500.4 8.7% Operating Income Ocean Transportation $ 54.6 $ 43.2 26.4% Logistics 7.2 3.5 105.7% Total Operating Income $ 61.8 $ 46.7 32.3% $ 34.4 $ 34.6 -0.6% Interest Expense $ 6.2 $ 6.0 3.3% Tax Rate 38.7% 37.8% 0.9% Net Income $ 34.1 $ 25.3 34.8% EPS, diluted $ 0.79 $ 0.59 33.9% EBITDA $ 96.2 $ 81.3 18.3% Depreciation and Amortization (incl. dry-dock amortization)

Debt Levels Total debt of $839.3 million Net debt of $814.6 million Net debt-to-LTM EBITDA of 2.7x See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics 3Q17 Financial Results – Summary Balance Sheet ($ in millions) ASSETS Cash and cash equivalents $ 24.7 $ 13.9 Other current assets 278.3 260.3 Total current assets 303.0 274.2 Investment in related party Terminal Joint Venture 87.8 82.4 Property and equipment, net 1,099.2 949.2 Capital Construction Fund - cash on deposit — 31.2 Intangible assets, net 228.0 236.6 Goodwill 323.7 323.7 Other long-term assets 125.3 118.2 Total assets $ 2,167.0 $ 2,015.5 LIABILITIES AND SHAREHOLDERS’ EQUITY Current portion of debt $ 29.2 $ 31.8 Other current liabilities 255.3 245.8 Total current liabilities 284.5 277.6 Long-term debt 810.1 707.1 Other long-term liabilities 553.8 535.9 Total long-term liabilities 1,363.9 1,243.0 Total shareholders’ equity 518.6 494.9 Total liabilities and shareholders’ equity $ 2,167.0 $ 2,015.5 September 30, December 31, 2017 2016

Cash Generation and Uses of Cash Excludes $6.5 million in other uses of cash and $8.3 million increase in cash balances Includes capitalized interest Last Twelve Months Ending September 30, 2017 (1) ($ in millions) 3Q share repurchase Open market repurchase of 0.7 million shares for approx. $17.1 million Average repurchase price of $25.04 per share $ 400.0 $ 350.0 $ 300.0 $ 250.0 $ 200.0 $ 150.0 $ 100.0 $ 50.0 $ 0.0 Cash Flow from Operations Net Borrowings CCF Withdrawal Maint. Capex New Vessel Capex (2) Dividends Share Repurchase $217.3 $ 27.0 $ 110.9 ($ 60.9) ($ 227.5) ($ 33.4) ($ 18.6)

New Vessel Payments First Aloha class ship in the graving dock. Main engine bedplate with crankshaft installed on the first Aloha class ship. Estimated Vessel Progress Payments Fiscal Year Ending December 31, ($ in millions) 2017 2018 2019 2020 Total Two Aloha Class Containerships $ 95.9 $ 158.1 $ 138.1 $ 20.4 $ 2.4 $ 414.9 Two Kanaloa Class Co-Ro Vessels 25.6 83.5 251.0 127.8 23.6 511.5 Total New Vessel Progress Payments $ 121.5 $ 241.6 $ 389.1 $ 148.2 $ 26.0 $ 926.4 Cumulative through 2016

2017 Outlook Ocean Transportation operating income for 2017 expected to be lower than the $142.7 million achieved in 2016 Continue to expect Logistics operating income for full year 2017 to be approximately $20 million Expect depreciation and amortization expense to be approximately $145 million (including approximately $46 million of dry-docking amortization) Now expect 2017 EBITDA to be modestly higher than $290.0 million achieved in 2016 YTD results in China, Alaska, and SSAT more than offset the negative trends from Hawaii and Guam Expect interest expense for full year 2017 to be approximately $24 million Expect effective tax rate for full year 2017 to be approximately 39% Capital expenditures and dry-docking payments: Expect approximately $50 million in maintenance capital expenditures Expect vessel construction expenditures (including capitalized interest) of approximately $250 million Expect approximately $50 million in dry-docking payments

Addendum

Addendum – Recent Industry Announcements

- **August 17, 2017: TOTE Announces Plan to Establish a Hawaii Service**[(1)]
  - Working with Philly Shipyard for construction of four new vessels - new vessels will enter service in early 2020 and 2021
  - Securing space at Kapālama Container Terminal (KCT) a critical step in making the new service a reality
- **August 17, 2017: Philly Shipyard Announces TOTE as its LOI Partner for Up to Four New Containerships**[(2)]
- **August 23, 2017: Pasha Announces Construction of Two New Vessels**[(3)]
  - Contract with Keppel AmFELS with delivery of the first vessel expected in 1Q 2020, and the second vessel in 3Q 2020
- **September 21, 2017: State of Hawaii Announces Modernization Plan Details**[(4)]
  - Pasha will consolidate its operations from Piers 1, 2 and 51A to KCT
  - KCT construction completion targeted for 2022
  - Matson will expand into Pasha's existing site at Pier 51A on Sand Island for a contiguous terminal of 130 acres
  - TOTE will operate at Piers 1 and 2 and 45 acres of adjacent land
- **September 21, 2017: Pasha Confirms Commitment from Harbors for KCT Lease**[(5)]
  - KCT project supported by significant outlay by Pasha for infrastructure, including facilities and gantry cranes
  - Anticipates launch of KCT between 2022 and 2023
  - Indicates that currently container terminal at Pier 51 on Sand Island and at Piers 1 and 2 are at capacity; not possible to consolidate customer cargo until the construction of KCT is completed

(1) Source: https://www.saltchuk.com/growth/tote-announces-plans-establish-new-u-s-mainland-hawaii-shipping-service
(2) Source: http://www.phillyshipyard.com/s.cfm/2-38_77/Philly-Shipyard-announces-TOTE-Maritime-as-its-partner-under-the-previously-disclosed-Letter-of-Intent-to-build-up-to-four-new-containerships
(3) Source: https://www.pashagroup.com/news/pasha-hawaii-announces-construction-two-new-containerships-keppel-amfels
(4) Source: http://hidot.hawaii.gov/harbors/governor-ige-announces-milestone-in-harbor-modernization/
(5) Source: https://www.pashagroup.com/news/hawaii-stevedores-inc-confirms-commitment-kapalama-container-terminal

MATX LISTED NYSE

Third Quarter 2017 Earnings Conference Call | November 2, 2017 – Slide 18

Matson.

Addendum – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Depreciation and Amortization (“EBITDA”), and Net Debt/EBITDA.